Trade and other receivables	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables	Trade and other receivables

	At 31 December
(in USD million)	2025	2024

Trade receivables from contracts with customers1)	9,509	11,073
Other current trade receivables	728	1,653
Receivables from participation in joint operations and similar arrangements	380	529
Receivables from equity accounted companies and other related parties	203	335

Trade and other receivables	10,819	13,590

1) Trade receivables from contracts with customers are shown net of an immaterial provision for expected losses.
For currency sensitivities and more information about the credit quality of Equinor's counterparties, see note 4 Financial risk and capital management. For further information on receivables from equity accounted companies and other related parties, see note 27 Related parties.